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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) May 23, 2001



                       INCARA PHARMACEUTICALS CORPORATION
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                     0-27410                     56-1924222
                 ----------------              ---------------
             (Commission File Number)      (IRS Employer ID Number)


                                P.O. Box 14287
                           79 T. W. Alexander Drive
                       4401 Research Commons, Suite 200
         Research Triangle Park, North Carolina                 27709
         ------------------------------------------------------------
       (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code  (919) 558-8688
                                                           --------------
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Item 5.  Other Events

     On January 22, 2001, Incara Pharmaceuticals Corporation ("Incara") closed on a collaborative transaction with Elan Corporation, plc, an Irish company ("Elan"), Elan International Services, Ltd., a Bermuda exempted limited liability company ("Elan International") and Elan Pharma International Limited, an Irish private limited liability company ("Elan Pharma"). The collaboration has been undertaken to develop OP2000, an ultra-low molecular weight heparin, for the treatment of inflammatory bowel disease. The collaboration was reported in a Current Report on Form 8-K dated January 29, 2001.

     Incara, Elan International and Elan Pharma have agreed to amend the Securities Purchase Agreement, which was previously amended and which amendments were filed as exhibits to Incara's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001. In the Securities Purchase Agreement, as originally executed, upon the later of the completion of enrollment of the Phase 2/3 clinical trial OP201 or December 21, 2001, Elan International would purchase $1,000,000 of Incara's Series B convertible preferred stock at a per share price that would be ten times the greater of (a) the average per share price of Incara common stock for the day prior to the purchase, or (b) a 25% premium to the average daily price per share of Incara common stock for the 60 trading day period immediately prior to the purchase, both as reported on the Nasdaq National Market. In addition, as part of the $1,000,000 payment, Incara would issue to Elan International a five-year warrant for 20% of the shares of Series B convertible preferred stock purchased by Elan International. Incara, Elan International and Elan Pharma have amended this provision of the Securities Purchase Agreement to provide that in no event will the number of shares of Series B preferred stock purchased and underlying warrants issued in this second closing exceed 150,000 shares. In addition, if this share limitation is triggered, the purchase of the shares and warrants will not be mandatory, but instead will be at the option of Elan.

Item 7.  Financial Statement and Exhibits

        (a)    Exhibits

 Exhibit
   No.
---------
    3.1        Certificate of Incorporation, as amended
   10.66 Third Agreement and Amendment, effective as of January 22, 2001, by and among Incara Pharmaceuticals Corporation, Elan International Services, Ltd. and Elan Pharma International Limited

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        INCARA PHARMACEUTICALS CORPORATION

Date:  June 1, 2001

                                        /s/ RICHARD W. REICHOW
                                        ----------------------
                                        Richard W. Reichow, Executive Vice
                                        President and Chief Financial Officer

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